Exhibit 10.16


                            FIRST AMENDMENT TO LEASE


                                 BY AND BETWEEN:

                            MAURICE M. WEILL, TRUSTEE
                             FOR BRANCHBURG PROPERTY

                                   "Landlord"

                                      -and-

                              LIFECELL Corporation,
                             a Delaware corporation

                                    "Tenant"


--------------------------------------------------------------------------------
                           DATED:  September 21, 1999
--------------------------------------------------------------------------------



                                   LAW OFFICES

                        EPSTEIN, BROWN, MARKOWITZ & GIOIA
                           A Professional Corporation
                             245 Green Village Road
                                  P.O. Box 901
                         Chatham Township, NJ 07928-0901
                                 (201) 593-4900
                               Fax (201) 593-4966
                     U:\USERS\IN\MMW\30094.016\1STAMEND.002
                                September 9, 1999

     FIRST AMENDMENT TO LEASE, made the 21st day of September, 1999, by and between MAURICE M. WEILL, TRUSTEE FOR BRANCHBURG PROPERTY having an office at 51 Commerce Street, Springfield, New Jersey 07081 (hereinafter called the "Landlord"); and LIFECELL CORPORATION, a Delaware corporation, having an office at 3606 Research Forest Drive, The Woodlands, Texas 77381, (hereinafter called the "Tenant").

                              W I T N E S S E T H:

     WHEREAS, the Landlord and Tenant have entered into a certain Lease Agreement dated June 17, 1999, hereinafter called the "Lease", in connection with lands and premises known as Lot 1.01 in Block 61, Route 202 and Old York Road, Branchburg, New Jersey, all as more particularly described on Schedule A annexed to the Lease (the "Property"); and

     WHEREAS, the Landlord has erected an industrial-type building containing 89,960 square feet, outside dimensions, located on the Property (hereinafter referred to as the "Building"); and

     WHEREAS, due to the design requirements of Tenant, it is necessary to adjust the square footage of the Leased Premises, as set forth in Article 1.1 of the Lease; and

     WHEREAS, Landlord and Tenant desire to further modify the Lease to make such changes as are required by the establishment of the final square footage of the Leased Premises.

     NOW, THEREFORE, in consideration of the sum of ONE ($1.00) DOLLAR and other good and valuable consideration, the parties hereto mutually covenant and agree as follows:

     1. Article 1.1 of the Lease is hereby amended so as to provide that Tenant's leased premises shall consist of 58,296 square feet, in lieu of the 57,939 square feet as in the Lease now provided. Tenant's Percentage, as set forth in Article 1.1 of the Lease is hereby deemed to be 64.8%.

     2.  Article  4.1  (a) and (b) of the Lease are hereby modified, as follows:

          "(a) During the first (1st) through fifth (5th) years of the lease term, Tenant shall pay Base Rent in the amount of FIVE HUNDRED THIRTY NINE THOUSAND TWO HUNDRED THIRTY EIGHT AND 00/100 ($539,238.00) DOLLARS per annum, payable in equal monthly installments in the sum of FORTY FOUR THOUSAND NINE HUNDRED THIRTY SIX AND 50/100 ($44,936.50) DOLLARS per month.

          (b) During the sixth (6th) through tenth (10th) years of the lease term, Tenant shall pay Base Rent in the amount of FIVE HUNDRED NINETY FOUR THOUSAND SIX HUNDRED NINETEEN AND 20/100 ($594,619.20) DOLLARS per annum, payable in equal monthly installments in the sum of FORTY NINE THOUSAND FIVE HUNDRED FIFTY ONE AND 60/100 ($49,551.60) DOLLARS per month."

     3. Article 3.1 of the Lease is hereby modified to provide that the Tenant's Allowance shall be in the amount of SEVEN HUNDRED SEVEN THOUSAND FIVE HUNDRED SIXTY TWO AND 00/100 ($777,562.00) DOLLARS.

     4. Article 45.1 of the Lease is hereby deleted in its entirety and the following article 45.1 is hereby inserted in its place and stead:

          "45.1 Provided the Tenant is not in default pursuant to the terms and conditions of this lease, the Tenant is hereby given the right and privilege to renew the within lease for two (2) successive five (5) year periods, to commence at the end of the initial term of this lease, which renewals shall be upon the same terms and conditions as in this lease contained, except as follows:

          (1) During the first five (5) year renewal period, Tenant shall pay Base Rent in the amount of SIX HUNDRED EIGHTY FOUR THOUSAND NINE HUNDRED SEVENTY EIGHT AND 00/100 ($684,978.00) DOLLARS per annum, in equal installments in the sum of FIFTY SEVEN THOUSAND EIGHTY ONE AND 50/100 ($57,081.50) DOLLARS per month, in the same manner as required by Article 3 hereof; and

     5. Except as herein above provided, all other terms and conditions shall remain in full force and effect, otherwise unmodified and unimpaired.

     6. This agreement shall be binding on the parties hereto, their heirs, successors and assigns.

     IN WITNESS WHEREOF, the parties have hereunto set their hands and seals or caused these presents to be signed by its proper corporate officers and caused its proper corporate seal to be hereunto affixed, the day and year first above written.

WITNESS;



                                             /s/  Maurice  Weill
------------------------                     ---------------------------------
                                             MAURICE  M.  WEILL,  TRUSTEE  FOR
                                             BRANCHBURG  PROPERTY


ATTEST:


 /s/  Charles  M.  Shiff                      /s/  Fenel  M.  Eloi
------------------------                     ---------------------------------

STATE OF NEW  JERSEY  )
                      )   SS
COUNTY  OF  UNION     )


     BE IT REMEMBERED, that on this 21st day of September, 1999, before me, the subscriber, a notary public personally appeared MAURICE M. WRILL, TRUSTEE FOR BRANCHBURG PROPERTY, who, I am satisfied, is the Landlord mentioned in the within Instrument, and thereupon he acknowledged that he signed, sealed and delivered the same as his act and deed, for the uses and purposes therein expressed.



                                             /s/  Helen  Goldberg
                                             ---------------------------------
                                             Helen  Goldberg
                                             Notary  Public  of  New  Jersey
                                             My  Commission  Expires
                                             March  20,2004

STATE  OF  TEXAS       )
                       )   SS
COUNTY OF MONTGOMERY   )

BE IT REMEMBERED, that on this 14th day of September, 1999, before me, the subscriber, JUDITH H. COLYN personally appeared FENEL M. ELOI, who, I am satisfied, is the person who signed the within Instrument as an officer of LIFECELL CORPORATION, a Delaware corporation, the Corporation named therein, and he thereupon acknowledged that the said instrument made by the corporation and sealed with its corporate seal, was signed and sealed with the corporate seal and delivered by him as such officer, and is the voluntary act and deed of the corporation, made by virtue of authority from its Board of Directors.


                                             /s/  Judith  H.  Colyn
                                             ---------------------------------
                                             Judith  H.  Colyn
                                             Notary  Public  State  of  Texas
                                             Expires  02-04-2002



PREPARED  BY:  ROBET  K.  BROWN,  ESQ.